EXHIBIT (h)(5)(b)

Schedule A

As of February 1, 2010

	Contractual	Effective	Termination
Trust, Series and Class	Expense Cap	Date	Date

Eaton Vance Growth Trust
Asian Small Companies Fund Class A	0.10% reduction on	4/27/2009	12/31/2010
	Total Net Assets
Asian Small Companies Fund Class B	0.10% reduction on	4/27/2009	12/31/2010
	Total Net Assets

Global Growth Class A	2.00%	4/22/2008	12/31/2010
Global Growth Class B	2.50%	4/22/2008	12/31/2010
Global Growth Class C	2.50%	4/22/2008	12/31/2010

Atlanta Capital SMID-Cap Fund Class A	1.20%	2/1/2009	1/31/2011
Atlanta Capital SMID-Cap Fund Class I	0.95%	2/1/2009	1/31/2011
Atlanta Capital SMID-Cap Fund Class R	1.45%	7/31/2009	1/31/2011
Atlanta Capital SMID-Cap Fund Class C	1.95%	9/30/2009	1/31/2011

Atlanta Capital Focused Growth Fund Class A	1.25%	2/1/2009	1/31/2011
Atlanta Capital Focused Growth Fund Class I	1.00%	2/1/2009	1/31/2011

Eaton Vance Municipals Trust II
Tax-Advantaged Bond Strategies Short Term Fund Class A	0.90%	2/3/2009	5/31/2010
Tax-Advantaged Bond Strategies Short Term Fund Class C	1.65%	2/3/2009	5/31/2010
Tax-Advantaged Bond Strategies Short Term FundClass I	0.65%	2/3/2009	5/31/2010

Tax-Advantaged Bond Strategies Intermediate Term Fund Class A	0.95%	2/1/2010	5/31/2013
Tax-Advantaged Bond Strategies Intermediate Term Fund Class C	1.70%	2/1/2010	5/31/2013
Tax-Advantaged Bond Strategies Intermediate Term Fund Class I	0.70%	2/1/2010	5/31/2013

Tax-Advantaged Bond Strategies Long Term Fund Class A	0.95%	2/1/2010	5/31/2013
Tax-Advantaged Bond Strategies Long Term Fund Class C	1.70%	2/1/2010	5/31/2013
Tax-Advantaged Bond Strategies Long Term Fund Class I	0.70%	2/1/2010	5/31/2013

Eaton Vance Mutual Funds Trust
Emerging Markets Local Income Fund Class A	1.25%	3/1/2009	2/28/2011
Emerging Markets Local Income Fund Class I	0.95%	11/30/2009	2/28/2011

International Equity Fund Class A	1.55%	3/1/2010	2/28/2011
International Equity Fund Class C	2.30%	3/1/2010	2/28/2011
International Equity Fund Class I	1.30%	3/1/2010	2/28/2011

International Income Fund Class A	1.10%	3/1/2008	2/28/2011

Structured Emerging Markets Fund Class A	1.60%	3/1/2009	2/28/2011
Structured Emerging Markets Fund Class C	2.35%	3/1/2009	2/28/2011
Structured Emerging Markets Fund Class I	1.35%	3/1/2009	2/28/2011

Global Macro Absolute Return Fund Class A	1.20%	3/1/2009	2/28/2011
Global Macro Absolute Return Fund Class I	0.90%	3/1/2009	2/28/2011
Global Macro Absolute Return Fund Class C	1.90%	9/30/2009	2/28/2011

	Contractual	Effective	Termination
Trust, Series and Class	Expense Cap	Date	Date

Mutual Funds Trust (cont’d)
Large-Cap Core Research Fund Class A	1.25%	6/17/2008	2/28/2011
Large-Cap Core Research Fund Class I	1.00%	6/17/2008	2/28/2011
Large-Cap Core Research Fund Class C	2.00%	9/30/2009	2/28/2011

Low Duration Fund Class A	1.00%	3/1/2007	2/28/2011
Low Duration Fund Class B	1.75%	3/1/2007	2/28/2011
Low Duration Fund Class C	1.60%	3/1/2007	2/28/2011
Low Duration Fund Class I	0.75%	5/4/2009	2/28/2011

Tax-Managed Mid-Cap Core Fund Class A	1.60%	4/23/2007	2/28/2011
Tax-Managed Mid-Cap Core Fund Class B	2.35%	4/23/2007	2/28/2011
Tax-Managed Mid-Cap Core Fund Class C	2.35%	4/23/2007	2/28/2011

Tax-Managed Small-Cap Value Fund Class A	1.65%	4/23/2007	2/28/2011
Tax-Managed Small-Cap Value Fund Class B	2.40%	4/23/2007	2/28/2011
Tax-Managed Small-Cap Value Fund Class C	2.40%	4/23/2007	2/28/2011
Tax-Managed Small-Cap Value Fund Class I	1.40%	9/30/2009	2/28/2011

Build America Bond Fund Class A	1.50%	11/17/2009	2/28/2013
Build America Bond Fund Class C	2.25%	11/17/2009	2/28/2013
Build America Bond Fund Class I	1.25%	11/17/2009	2/28/2013

Structured International Equity Fund Class A	1.50%	2/8/2010	2/28/2013
Structured International Equity Fund Class C	2.25%	2/8/2010	2/28/2013
Structured International Equity Fund Class I	1.25%	2/8/2010	2/28/2013

Eaton Vance Special Investment Trust
Enhanced Equity Option Income Fund Class A	1.50%	2/29/08	3/31/2010
Enhanced Equity Option Income Fund Class C	2.25%	2/29/08	3/31/2010
Enhanced Equity Option Income Fund Class I	1.25%	2/29/08	3/31/2010

Risk-Managed Equity Option Income Fund Class A	1.50%	2/29/08	3/31/2010
Risk-Managed Equity Option Income Fund Class C	2.25%	2/29/08	3/31/2010
Risk-Managed Equity Option Income Fund Class I	1.25%	2/29/08	3/31/2010

Investment Grade Income Fund Class I	0.70%	10/15/2007	4/30/2010
Investment Grade Income Fund Class A	0.95%	1/2/2009	4/30/2010

Real Estate Fund Class I	1.15%	5/1/2007	4/30/2010

Equity Asset Allocation Fund Class A	1.45%	5/1/2008	4/30/2010
Equity Assets Allocation Fund Class C	2.20%	5/1/2008	4/30/2010
Equity Asset Allocation Fund Class I	1.20%	5/1/2008	4/30/2010

Large-Cap Growth Fund Class A	1.25%	5/1/2008	4/30/2010
Large-Cap Growth Fund Class B	2.00%	5/1/2008	4/30/2010
Large-Cap Growth Fund Class C	2.00%	5/1/2008	4/30/2010
Large-Cap Growth Fund Class I	1.00%	5/1/2008	4/30/2010
Large-Cap Growth Fund Class R	1.50%	7/31/2009	4/30/2010

Small-Cap Fund Class A	1.50%	8/29/2008	4/30/2010
Small-Cap Fund Class B	2.25%	8/29/2008	4/30/2010
Small-Cap Fund Class C	2.25%	8/29/2008	4/30/2010
Small-Cap Fund Class I	1.25%	8/29/2008	4/30/2010
Small-Cap Fund Class R	1.75%	7/31/2009	4/30/2010

	Contractual	Effective	Termination
Trust, Series and Class	Expense Cap	Date	Date

Special Investment Trust (cont’d)
Small-Cap Value Fund Class A	1.65%	4/23/2007	4/30/2010
Small-Cap Value Fund Class B	2.40%	4/23/2007	4/30/2010
Small-Cap Value Fund Class C	2.40%	4/23/2007	4/30/2010
Small-Cap Value Fund Class I	1.40%	9/30/2009	4/30/2010

Emerging Markets Fund Class A	0.10% reduction on	4/27/2009	4/30/2010
	Total Net Assets
Emerging Markets Fund Class B	0.10% reduction on	4/27/2009	4/30/2010
	Total Net Assets

Eaton Vance Variable Trust
VT Large-Cap Value Fund	1.30%	5/1/2008	4/30/2010